                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                 PROXY STATEMENT

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

          Filed by the Registrant:                           [ X ]
          Filed by a Party other than the Registrant:             [    ]
          CHECK THE APPROPRIATE BOX:
          [   ]    Preliminary Proxy Statement
          [   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [ X ]    Definitive Proxy Statement
          [   ]    Definitive Additional Materials
          [   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             POLYMER SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)
               Nevada, U.S.A.                            88-0360526
         (State or other jurisdiction of              (I.R.S. Employer
          incorporation or organization)            Identification Number)

                                 NOT APPLICABLE
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

          PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
          [ X ]    No Fee Required
          [   ]    Fee computed on table below per Exchange Act Rules
                   14a-6(i)(1) and 0-11.
                   1. Title of each class of securities to which transaction
                      applies:

                   -----------------------------------------------------------
                   2. Aggregate number of securities to which transaction
                      applies:

                   -----------------------------------------------------------
                   3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                   -----------------------------------------------------------
                   4. Proposed maximum aggregate value transaction:


                   -----------------------------------------------------------
                   5. Total fee paid:

                   -----------------------------------------------------------
          [   ]    Fee paid previously with preliminary materials.

          [   ]    Check box if any part of the fee is offset as provided by
                   Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
                   1.  Amount previously paid:

                   -----------------------------------------------------------
                   2.  Form, Schedule or Registration Statement No.:

                   -----------------------------------------------------------
                   3.  Filing Party:

                   -----------------------------------------------------------
                   4.  Date Filed:

                   -----------------------------------------------------------

                             POLYMER SOLUTIONS, INC.
                                1569 Dempsey Road
                        North Vancouver, British Columbia
                                 Canada V7K 1S8
                              www.polysolutions.com
                          (Principal executive office)

                                 PROXY STATEMENT


               ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 2, 2000

-------------------------------------------------------------------------------

                             SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR "BOARD") OF POLYMER SOLUTIONS, INC. (THE "COMPANY"), A NEVADA CORPORATION, FOR USE AT THE ANNUAL AND SPECIAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON AUGUST 2, 2000 AT 10:00 a.m. (local time), AT 888 DUNSMUIR STREET, 2nd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS. This Proxy Statement, and the accompanying Notice and Form of Proxy are being mailed on or about June 30, 2000, to shareholders of the Company entitled to vote at the Meeting, as of the record date, being June 23, 2000. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone or telegraph by directors ("Directors"), officers ("Officers") or regular employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.


                      APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers ("Executive Officers" or "Officers") of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

1. STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

2.   BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the "Transfer Agent"), located at 830-625 Howe Street, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder's Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, 1575 Delucchi Lane, Suite 224, Reno, Nevada, 89502 U.S.A., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

                                VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the meeting other than those referred to in the accompanying Notice of Annual and Special Meeting.

                                  VOTING SHARES

On June 14, 2000, 8,870,939 common shares ("Common Shares") without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting. The Record Date as of which members are entitled to receive notice of and to vote at the Meeting is June 23, 2000. The closing price of the Company's Common Shares on June 14, 2000 on the Canadian Venture Exchange (the "Exchange") under the symbol "PYM" was Cdn$1.00 and the closing price under the symbol "PYSU" on the OTCBB was US$.75.

                              FINANCIAL STATEMENTS

The Company's 2000 Annual Report, which contains the consolidated Financial Statements for the fiscal year ended March 31, 2000 and Management's Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

                                    AUDITORS

APPOINTMENT OF AUDITORS
(ITEM 1 OF FORM OF PROXY)

The Board of Directors of the Company recommends PricewaterhouseCoopers LLP, ("PricewaterhouseCoopers") Certified Public Accountants for appointment by the shareholders as the Company's independent public auditor for the fiscal year ended March 31, 2001. PricewaterhouseCoopers has acted as the Company's auditor since fiscal 1989 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS
(ITEM 2 OF FORM OF PROXY)

The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at seven (7).

Unless otherwise directed in the accompanying Form of Proxy, the persons appointed in the Form of Proxy intend to nominate and vote the shares represented by such Form of Proxy "FOR" the election of each of the following nominees for the office of Director of the Company, to serve as a Director for a term of one year, or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the By-laws of the Company or he becomes disqualified to act as a Director. All of the nominees are presently Directors and will have their terms of office as Directors expire at the Meeting.



                                                                                      DIRECTOR OF PSI          TERM AS
                                               PRESENT POSITION                       AND PREDECESSOR          DIRECTOR
NOMINEE                              AGE        WITH COMPANY                               SINCE              TO EXPIRE
-------------------------------- ------------- ----------------------------------- ---------------------- ------------------

Gordon L. Ellis                       53       Director, Chairman                        Dec. 1986              2000

John J. Sutherland                    50       Director                                  Aug. 1989              2000

Stephen H. Silbernagel                53       Director                                 Sept. 1990              2000

Darryl F. Jones                       46       Director, Secretary/Treasurer             Jan. 1994              2000

William A. Maligie                    42       Director, President of AMT U.S.A.        Sept. 1995              2000

Gerald A. Habib                       54       Director                                 May 2, 1996             2000

E. Laughlin Flanagan                  52       Director, President, CEO                Mar. 25, 1998            2000
-------------------------------- ------------- ----------------------------------- ---------------------- ------------------

Although the Company does not contemplate that the above named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy "FOR" the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

No family relationship exists between any Director, Executive Officer, or significant employee.

No director or officer of the Company is, or within the past five years has been, a director or officer of any other registrant that, while that person was acting in the capacity of a director or officer for said issuer, was the subject of a cease trade or similar order or an order that denied the registrant access to any statutory exemptions for a period of more than 30 consecutive days, or was declared bankrupt or made a voluntary assignment in bankruptcy, made a proposal under any legislation relating to bankruptcy or insolvency, or has been subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that registrant, with the exception of John Sutherland. JCI Technologies, of which Mr. Sutherland was a Director at that time, was subject to a cease trading order in early 1999 for 33 days on the Alberta Stock Exchange as a result of its failure to file financial statements. The cease trade order has since been lifted.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following is a brief summary of the business experience, during the past five years, of each Director and nominee for Director of the Company.

Gordon L. Ellis has been Chairman and a Director of the Company or its predecessors since December 1986. Mr. Ellis is also a Director of Alternative Materials Technology, Inc. ("AMT USA"), the Company's operating subsidiary. Mr. Ellis is President, C.E.O. and a director of International Absorbents Inc. ("IAB"), a publicly held company, listed on the OTC Bulletin Board, which manufactures and sells absorbent products for the industrial and animal care markets. Mr Ellis is also Chairman of the Board and a Director of Excape.Net, Inc. ("Excape.Net") a private holding company which provides, through subsidiary operations, e-commerce and transaction processing services empowering organizations in North American markets with electronic-commerce enabling technologies that leverage the Internet and eXcape's private network. Mr. Ellis is a Director and President of W4.net, Inc. a private company, established to provide satellite service to ISP's and Universities and is a Director of Pinewood Resources Ltd., a resource company listed on CDNX.

John J. Sutherland has been a director of the Company or its predecessors since August 1989. Mr. Sutherland is a Certified General Accountant and as of March, 1997 served as President and CEO of ASC AVCAN Systems Corporation ("ASC"), a CDNX-listed company, which develops software for use in global positioning satellite systems. Prior to joining ASC, Mr. Sutherland was Vice-President Finance of Arequipa Resources Ltd. and Zen International Resources Ltd. from April 1996 to February 1997 and previous to that, a financial consultant to public and private companies in Vancouver, British Columbia. Mr. Sutherland is a Director of IAB and a Director of JCI Technologies Inc., a publicly held company listed on the Alberta Stock Exchange.

Stephen H. Silbernagel has been a director of the Company or its predecessors since September 1990. Mr. Silbernagel is a lawyer, practicing in Vancouver, British Columbia and is a partner in the firm Silbernagel & Company. Mr. Silbernagel is a director of IAB.

Darryl F. Jones is the Secretary/Treasurer of the Company and has been a director of the Company or its predecessors since January 1994. Mr. Jones is a Chartered Accountant and the Vice-President, Finance & CFO and the Secretary/Treasurer of various Corporate entities within the eXcape Group of Companies., From September 1997 to July 1999, he held these same positions with Orion Technologies (Canada) Inc. Between January 1993 and October 1996, Mr. Jones was the President, CEO and a Director of IAB.

William A. Maligie has been a Director of the Company or its predecessors since September 1995 and has been a Director and the President of AMT USA since its inception in 1989. Mr. Maligie is responsible for all aspects of the Company's manufacturing operations, including product and market development and sales.

Gerald Habib has been a Director of the Company since May 1996. Mr. Habib served as a Director of Besicorp Group until its merger in 1999 and was a Director of Besicorp Ltd. until it's going private transaction in May, 2000. Until May 1999 Mr. Habib served as a Vice President of a specialty polymer company. In 1993 Mr. Habib formed The Berkshire Group, a screening and assessment company for mergers and acquisitions. In the past, Mr. Habib directed worldwide planning and business development for NL, Chemicals and was Vice-President of Elitine Corp. and was Business and Planning Manager for Olin Chemicals.

E. Laughlin Flanagan is President, CEO and a Director of the Company since February, 1998. Mr. Flanagan is also a Director and Secretary/Treasurer of AMT USA. Immediately prior to joining the Company, Mr. Flanagan was COO, CFO and Principal of LTAC, Inc., a holding company established for the acquisition of other companies. Prior to that, he was Vice President of Operations and CFO of Active Noise and Vibration Technologies, Inc. Mr. Flanagan is also Chief Administrative Officer and CFO of W4 Corp. a private company providing satellite services to ISP's and universities.

BOARD MATTERS AND COMMITTEES

During the 2000 fiscal year, the Board of Directors of the Company or its predecessors held nine regular (monthly) meetings and one special meeting. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board on which the Director served during the 2000 fiscal year.

The Company's Board of Directors has three committees, an audit committee ("Audit Committee") comprised of Messrs. Jones, as Chairman, Flanagan, and Sutherland; a compensation committee ("Compensation Committee") comprised of Mr. Silbernagel, as Chairman, Mr. Sutherland and Mr. Jones and an executive committee ("Executive Committee") comprised of Mr. Flanagan, as Chairman, Mr. Ellis and Mr. Habib for the fiscal year ended March 31, 2000.

The Audit Committee held one meeting during the 2000 fiscal year. Its duties include making recommendations to the Board of Directors concerning the hiring and dismissal of the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management to discuss accounting and financial controls; and initiating and supervising any special investigations deemed necessary.

The Compensation Committee held five meetings during the 2000 fiscal year. Its primary duties involve the granting and amending of incentive stock options, warrants and bonuses to employees and Executive Officers of the Company; review and implement Executive Officers employment contracts and the hiring and dismissal thereof and any other such compensation which may come before the Committee in which recommendations are submitted to the Board of Directors.

Please see "SPECIAL BUSINESS" (ITEM 3 OF THE FORM OF PROXY) for the approval of Stock Option Grants to insiders of the Company including Directors, Senior Officers and holders of greater than 10% of the issued and outstanding shares; and (ITEM 4 OF THE FORM OF PROXY) for a description of the amendments to the 1998 Stock Option Plan, approved by the Board of Directors and submitted for approval to the shareholders at the Meeting.

The Executive Committee was formed in February 1999 and held one meeting during the fiscal year. The Executive Committee was formed to negotiate and sign letters of intent for any strategic relationship, including acquisitions, divestitures, joint ventures or other such strategic relationships.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of April 30, 2000, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held, with sole voting and dispositive power.


TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER                                     AMOUNT OWNED  PERCENT OF CLASS
---------------------------------------------------------------------------------------------------------------------------

Common             Gordon L. Ellis (1)(2)(3)                                                   1,238,021       13.8%
                   North Vancouver, British Columbia, Canada

Common             E. Laughlin Flanagan (4)
                   Chico, California, USA                                                        432,889        4.7%

Common             William A. Maligie (5)(6)(7)
                   Chico, California, USA                                                        417,021        4.6%

Common             Stephen H. Silbernagel (8)(9)                                                 147,689        1.7%
                   Vancouver, British Columbia, Canada

                   Darryl F. Jones (10)
Common             Surrey, British Columbia, Canada                                               57,805       <1.0%

                   Gerald A. Habib (11)
Common             Shokan, New York, USA                                                          50,000       <1.0%

Common             John J. Sutherland (12)                                                        50,000       <1.0%
                   West Vancouver, British Columbia, Canada

Common             Craig Pollock (13)                                                             20,956       <1.0%
                   Chico, California, USA
--------------------------------------------------------------------------------------------------------------------------
Common             Directors and Executive Officers                                            2,414,381       26.7%
                   as a Group (8 Persons)
--------------------------------------------------------------------------------------------------------------------------

[FN]
(1) Includes 817,077 common shares of which 38,888 common shares are subject to earn-out provisions (see "Escrow Shares" below), held by ABE Industries
     (1980) Inc. Mr. Ellis controls voting and dispositive powers.
(2) Includes 133,000 commons shares of which 11,666 common shares are subject to earn-out provisions (see "Escrow Shares" below) held by Gordann Consultants Ltd. Gordon L. Ellis owns 51% interest and Mr. Ellis' spouse owns 49% interest in Gordann Consultants Ltd., Mr. Ellis controls voting and dispositive powers.
(3) Includes 134,860 common shares underlying incentive stock options granted to Mr. Ellis.
(4) Includes 250,000 common shares underlying share purchase warrants with one-third vested February 1st each year, commencing February 1, 1999.
(5) Includes 150,000 common shares underlying incentive stock options granted to Mr. Maligie.
(6) Includes 100,000 common shares underlying share purchase warrants granted to Mr. Maligie.
(7) Includes 19,444 common shares subject to earn-out provisions (see "Escrow Shares" below).
(8) Includes 87,367 common shares held by L.E. Management Ltd. Mr. Silbernagel owns 33% interest in L.E. Management Ltd. and controls 100% of share voting and dispositive powers.
(9) Includes 50,000 common shares underlying incentive stock options granted to Mr. Silbernagel.
(10) Includes 50,000 common shares underlying incentive stock options granted to Mr. Jones.
(11) Includes 50,000 common shares underlying incentive stock options granted to Mr. Habib.
(12) Includes 50,000 common shares underlying incentive stock options granted to Mr. Sutherland.
(13) Includes 6,956 common shares underlying incentive stock options granted to Mr. Pollock.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's Officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Officers, Directors and greater than 10% beneficial owners became subject to
Section 16 on February 26, 1997 at which time the Company was no longer deemed a "foreign private issuer" as such term is defined in Rule 3b-4 of the Securities Exchange Act of 1934. The Company has received copies of the filings from its Officers and Directors and has determined whether such Officers and Directors filed all reports required of them on a timely basis. The Company has obtained an undertaking by such Officers and Directors to make all future requisite filings.

Gordon L. Ellis has filed all Section 16(a) reports required. Of the reports filed, Form 3 from February, 1997 was received late and the Securities Exchange Commission received 9 reports on Form 4 late.

E. Laughlin Flanagan has filed all Section 16(a) reports required. Of the reports filed, Form 3 from February, 1997 was received late and the Securities Exchange Commission received 1 report on Form 4 late.

William A. Maligie has filed all Section 16(a) reports required. Of the reports filed, Form 3 from February, 1997 was received late and the Securities Exchange Commission received 5 reports on Form 4 late.

Stephen H. Silbernagel has filed all Section 16(a) reports required. Of the reports filed, Form 3 from February, 1997 was received late and the Securities Exchange Commission received 6 reports on Form 4 late.

Darryl Jones has filed all Section 16(a) reports required. Of the reports filed, Form 3 from February, 1997 was received late and the Securities Exchange Commission received 3 reports on Form 4 late.

Gerald Habib has filed all Section 16(a) reports required. Of the reports filed, Form 3 from February, 1997 was received late and the Securities Exchange Commission received 2 reports on Form 4 late.

John J. Sutherland has filed all Section 16(a) reports required. Of the reports on Form 3 from February, 1997 was received late and the Securities Exchange Commission received 2 reports on Form 4 late.


EXECUTIVE OFFICERS OF THE COMPANY

For the purpose of this Proxy Statement, "Executive Officer" of the Company shall mean the Chief Executive Officer and President and any Vice-President of the Company, where that person performs the functions of such officer on a full-time basis; the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of a subsidiary of the Company who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary.

The Executive Officers (collectively, the "Named Executive Officers") of the Company (including positions held with the operating subsidiary, Alternative Materials Technology, Inc.), their ages, principal occupations and business experience for the past five years, and tenures as Executive Officers are shown in the following table. Executive officers are appointed by, and serve at the pleasure of, the Board of Directors. See "Elections of Directors" for a description of the business experience of Mr. Flanagan and Mr. Maligie.



                                          OFFICE HELD SINCE   OFFICE HELD WITH COMPANY (OR PREDECESSORS) AND OPERATING
NAME                           AGE                            SUBSIDIARY
----------------------------------------------------------------------------------------------------------------------------
E. Laughlin Flanagan            52             1998           President, C.E.O. and Director
                                                              Secretary/Treasurer and Director of AMT USA

William A. Maligie              42             1989           President, C.E.O. and Director of AMT USA
                                               1995           Director

Craig Pollock                   39             1999           Vice President, Marketing & Sales of AMT USA

----------------------------------------------------------------------------------------------------------------------------

Craig Pollock has been Vice President of Marketing and Sales of the Company's subsidiary AMT USA since January 1999. Previously, Mr. Pollock was a consultant to AMT USA. Prior to becoming a consultant in October 1998, Mr. Pollock was VP Sales and Marketing for GMG Distribution Co. for three years and for six years prior to this, he was the Vice President of Duckback Products Inc. a subsidiary of a publicly-held company Katy Industries.

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT ON EXECUTIVE COMPENSATION

The Board of Directors submits the following report to shareholders in respect to the compensation policies applicable to the Company's Executive Officers during the fiscal year ended March 31, 2000.

                             COMPENSATION PHILOSOPHY

The Board of Directors believes that the Company's executive compensation policy ("Executive Compensation Policy") is a critical part of the effective management of its key executives. The Executive Compensation Policy serves to reward senior management behavior, which in turn builds the long-term value of the Company for shareholders, by focusing on the following objectives:

     -  Maintaining a strong relationship between performance and rewards;
     -  Establishing consistent decision-making processes and rules of conduct;
     -  Clearly communicating the pay program and its link to performance; and
     -  Actively encouraging share ownership.

                          EXECUTIVE COMPENSATION POLICY

The principal elements of the Company's Executive Compensation Policy are base salary and incentive compensation, through annual bonuses and stock options, this policy applies to all salaried executive employees.

Base Salary
The Company establishes base salaries annually in relation to comparable positions among industry competitors and (geographical) neighboring businesses. Base salaries may be adjusted from time to time to reflect increased average salary within industry and local employers, increased responsibilities undertaken by the executive, or individual performance of the executive. Although base salaries may be set at levels somewhat below these other employers, performance-based incentive compensation provides an opportunity for above-market total compensation.

Employee Benefit and other Compensatory Plans
The Company provides incentive compensation in the form of annual bonuses and grants of stock options. The Company does not have any pension, cash profit sharing, retirement or similar plans or agreements or understandings pursuant to which cash or non-cash compensation (including non-accountable expense allowances or commissions) is payable to any of its Executive Officers, other Officers or Directors other than as provided in this Proxy Statement. Within the next fiscal year the Company has plans to implement a 401K plan as a means to provide a retirement planning vehicle for its employees.

The Company, and its subsidiaries, in association with the Stock Option Program, has initiated the use of an Economic Value Added calculation method (the "EVA"
Plan) as a mechanism by which to determine the number of stock options to be allocated to employees, including Executive Officers under the Company's 1998 Stock Option Plan.

EVA is based on the performance measure of the creation of economic value. EVA reflects the benefits and costs of capital employment. Managers create value when they employ capital in an endeavor that generates a return that exceeds the cost of the capital employed. EVA is the operating profit remaining after taxes have been paid and a minimum return has been earned on the capital employed. The EVA Plan will reward achievement based on increases in economic value and penalize on any decreases in economic value, and will operate over a long-term horizon. The EVA Plan is designed to operate in such a manner as to encourage consistent improvement in EVA over the long term.

The Company has determined that it will reward its employees, including Executive Officer through Stock Options as an award for improved EVA. PLEASE SEE "SPECIAL BUSINESS" (ITEM 3 AND 4 OF THE FORM OF PROXY) for approval of stock options issued to Directors and a description of the amendments to the 1998 Stock Option Plan, as approved by the Board of Directors and submitted for approval to the shareholders at the Annual and Special Meeting. The shareholders are being asked to vote on a proposal to amend the Stock Option Plan by increasing the authorized number of Common Shares reserved for issuance by 650,000 shares.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years of the Company's Chairman and its other Executive Officers whose compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company, its predecessors or its subsidiaries.

U.S. DOLLARS

   NAME AND PRINCIPAL      FISCAL                  ANNUAL COMPENSATION (1)                        LONG TERM        ALL OTHER
        POSITION            YEAR                                                                 COMPENSATION     COMPENSATION
                                     -----------------------------------------------------     -----------------
                                                                                                                       ($)
                                        SALARY ($)       BONUS ($)           OTHER             OPTIONS/WARRANTS
                                                                        COMPENSATION ($)          GRANTED (#)
------------------------------------------------------------------------------------------------------------------------------
E. LAUGHLIN FLANAGAN         2000        $167,548            -                 -                    136,301           -
President & C.E.O.           1999        $124,758         $25,572              -                  250,000(3)          -
                             1998        $10,000             -             $34,816(2)                  -              -

WILLIAM A. MALIGIE           2000        $129,240            -                 -                       -              -
President & C.E.O. AMT       1999        $124,650            -                 -                  100,000(4)          -
USA                          1998        $120,750            -                 -                    150,000           -

CRAIG POLLOCK                2000        $61,333          $43,507              -                     6,956            -
VP Marketing & Sales         1999        $10,000             -                 -                                      -

[FN]
(1)  Paid or payable by the Company or its subsidiaries.
(2)  Includes Relocation Cost Reimbursement
(3)  Includes warrants granted to Mr. Flanagan December 15, 1998
(4)  Includes warrants granted to Mr. Maligie December 15, 1998


OPTION GRANTS IN THE LAST FISCAL YEAR

The Company has never granted stock appreciation rights ("SAR's") and it is currently intended that none be granted in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended March 31, 2000, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company's Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the Securities and Exchange Commission and are not necessarily indicative of future stock price performance or the Company's projections thereof. Over a three-year option term, the corresponding increase in the Company's market capitalization over the same period (measured from the end of the last fiscal year) would be (a) $1,003,665 with an assumed 5% annual rate of stock appreciation, and (b) $2,107,616 with an assumed 10% annual rate of stock appreciation.



      NAME          OPTIONS GRANTED       PERCENTAGE OF TOTAL       EXERCISE PRICE     EXPIRATION       POTENTIAL REALIZABLE
                    (NO. OF SHARES)        OPTIONS GRANTED TO            US$              DATE           VALUE IN U.S. $ AT
                                        EMPLOYEES IN FISCAL YEAR                                      ASSUMED ANNUAL RATES OF
                                                                                                      APPRECIATION FOR OPTION
                                                                                                                TERM
                                                                                                          5%            10%
--------------------------------------------------------------------------------------------------------------------------------
E. Laughlin                                                                           January 14,
Flanagan                136,301                   39%                  US$0.78           2005         $16,758        $35,190

William Maligie           Nil                     n/a                    n/a              n/a           Nil             Nil

Craig                                                                                 January 14,
Pollock                   6,956                    2%                  US$0.78            2005        $   855        $ 1,796

--------------------------------------------------------------------------------------------------------------------------------


OPTION EXERCISES AND FISCAL YEAR-END VALUE

The following table sets forth information concerning the exercise of options during the fiscal year and the value at March 31, 2000 of unexercised "in-the-money" options held by each of the Executive Officers named in the Summary Compensation Table. All options are exercisable, in whole or in part, at any time until date of expiration.



                                                                                     AT MARCH 31, 2000
                                                                      -------------------------------------------------
           NAME                 # OF SHARES        AGGREGATE VALUE       # OF EXERCISABLE /      VALUE OF EXERCISABLE IN-THE
                                ACQUIRED ON           REALIZED         UNEXERCISABLE OPTIONS/        MONEY OPTIONS $ (2)
                                 EXERCISE              ($) (1)               WARRANTS
-------------------------------------------------------------------------------------------------------------------------------
E. Laughlin Flanagan                 -                    -              290,931/95,370(3)                   Nil

William Maligie                      -                    -                 250,000 (4)                    US$7,000

Craig Pollock                        -                    -                    6,956                         Nil
-------------------------------------------------------------------------------------------------------------------------------

[FN]
(1) Based on the difference between the option exercise price and the closing market price of the Company's shares.
(2) In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price on the Exchange of the Company's shares as at fiscal year ended March 31, 2000 was US$0.72
(3)  Included 250,000 warrants issued December 15,1999.
(4)  Includes 100,000 warrants issued December 15, 1999.


EMPLOYMENT AGREEMENTS

In March 1997 the Company and AMT USA entered into a written employment agreement with William A. Maligie in respect to his position as President of AMT USA and confirming the basic terms of his employment and responsibilities which have been established orally from time to time since AMT USA's formation in 1989. Mr. Maligie currently receives a base salary of US$11,129 per month, which will increase each January 1st by an amount equal to the greater of the consumer Price Index or by 3% per year for the term of the contract. The written employment agreement has a six-year term ending March 1, 2003 and contains compensation (remaining salary until expiry of term) and non-compete covenants in the case of the Company's termination of Mr. Maligie's employment without cause.

The Company and Mr. E. Laughlin Flanagan entered into an employment agreement in February 1998, as amended June 14, 1999. As in the original employment agreement, Mr. Flanagan, acting as President and Chief Executive Officer of the Company has a basic monthly salary of $12,500 per month. The amendment incorporates a yearly performance bonus based upon the attainment of mutually agreed benchmarks established annually. The term of the employment agreement is for a period of three years ending February 6, 2001 and automatically renews annually until terminated by either party.

In December 1999, the Company and AMT USA entered into a letter of employment with Mr. Craig Pollock in respect of his position as Vice-President of Marketing and Sales of AMT USA, which confirms the basic terms of his employment. Mr. Pollock's base salary is currently $5,333 per month plus commission and standard employee benefits with reimbursement of business and automobile expenses. Either party may terminate the agreement at any time.

COMPENSATION OF DIRECTORS

During 1988, the Company entered into a management services agreement with Gordann Consultants Ltd., (50.1% of the shares of which are owned by Gordon L. Ellis) for the services of Gordon L. Ellis serving as Chairman of the Board. The Company pays Cdn$5,000 per month to Gordann Consultants Ltd. for management services. The management services agreement is terminable upon three months notice by either party.

In January, 1999 it was established that outside directors receive $200 cash per meeting, plus 20,000 options per year, to a maximum of 60,000 stock options, as remuneration for attendance at regular meetings or other deliberations. Remuneration in attending an Audit Committee meeting is $200 and $50 for each committee member being present at an Executive or Compensation meeting.

BOARD COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation Committee establishes the policies governing the compensation of the Company's Executive Officers. Messrs Silbernagel, Sutherland, Jones and Habib, the Company's outside directors, were not at any time during fiscal 2000, nor during any preceding fiscal year, an Executive Officer or employee of the Company or its predecessors.

Messrs. Flanagan and Maligie serve as Executive Officers of the Company and are compensated pursuant to written management service agreements. During the fiscal year amendments to the compensation terms provided in those agreements are disclosed above (Please see "EMPLOYMENT AGREEMENTS").

It is the policy of the Board to exclude any interested Director from voting on any matter, which may involve an actual or potential conflict of interest, including the granting or amending of stock options.

                  INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Other than routine indebtedness, none of the Directors, Executive Officers and proposed nominees for election as Directors of the Company, and associates or affiliates of such Directors, Executive Officers or proposed nominees are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company's last completed fiscal year, no insider of the Company, proposed nominee for election as a Director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company's Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Since February 1, 1995, the Company and certain of its subsidiaries have rented their executive office space and office equipment in North Vancouver, British Columbia from ABE, a company controlled by Gordon L. Ellis, for a total monthly fee of Cdn$1,000 per month. Management believes this rental fee is less than rents charged by third parties for similar accommodations.

During the year ended March 31, 2000, ABE was paid $73,104 for office rent and related services, and reimbursement of advances, investor relations and secretarial services. In addition, as at March 31, 2000, $5,029 was owed by the Company to ABE for these advances and reimbursable expenses.

The Company has entered into a management services agreement with Gordann Consultants for the services of Gordon L. Ellis (Chairman of the Board of Directors) and employment agreements with William A. Maligie and E.

Laughlin Flanagan. Please see "COMPENSATION OF DIRECTORS" and "EMPLOYMENT AGREEMENTS" for a description of the remuneration paid or payable under these agreements.

Messrs. Silbernagel, Jones and Sutherland are responsible for administering the Economic Value Added Incentive Compensation Plan ("EVA Plan") and are non-employee directors of the Company ("Outside Directors"). Each Outside Director of the Company is granted 20,000 stock options annually in lieu of any discretionary grants in establishing the granting of stock options to the outside Directors. Messrs. Silbernagel, Jones, Sutherland and Habib are considered Outside Directors as of the date of this Proxy Statement. Please see "COMPENSATION OF DIRECTORS".

                                SPECIAL BUSINESS


APPROVAL OF STOCK OPTION GRANTS TO INSIDERS
(ITEM 3 OF THE FORM OF PROXY)

In order to satisfy certain requirements provided under the securities laws of British Columbia and in accordance with the Policies of the Canadian Venture Exchange, disinterested shareholder approval must be obtained prior to the exercise of stock option, if the holder of the stock option is an Insider of the Company.

The following table set forth the information concerning the grant of stock options to Messrs. Ellis, Flanagan and Maligie during the fiscal year ended March 31, 2000, being insiders of the Company at the time of grant and subject to approval by the Shareholders.


           NAME              PRINCIPAL POSITION    OPTIONS GRANTED        Exercise            GRANT            EXPIRATION
                                                   (NO. OF SHARES)          price              DATE               DATE
------------------------------------------------------------------------------------------------------------------------------

Gordon L. Ellis               Chairman of the           60,000            Cdn$1.00        Aug. 21, 1999       Aug 21, 2001
                              Board, Director          101,228            Cdn$1.13        Jan. 14, 2000      Jan. 14, 2005
                                                       100,500            Cdn$1.00        June 19, 2000      June 19, 2005

E. Laughlin Flanagan          Chief Executive          136,301             US$0.78        Jan. 14, 2000      Jan. 14, 2005
                             Officer, Director

William A. Maligie            President of AMT         150,000             US$0.67        June 19, 2000      June 19, 2003
                                US/Director

------------------------------------------------------------------------------------------------------------------------------


Shareholder approval of the granting of stock options to directors of the Company is being solicited in order to satisfy certain legal and regulatory requirements. The approval of the granting requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Annual General Meeting.

                                  REQUIRED VOTE

"RESOLVED THAT:

1. the granting of stock options to directors of the Company, as set out in the Company's Proxy Statement, are hereby ratified, adopted and approved;
2. all such acts, deeds and things taken by management of the Company to effect the issuance of stock options described above and the signing of documentation required to effect the issuance are hereby ratified, adopted and approved; and
3. no further resolution or approval by the shareholders shall be required for the implementation of the issuance of stock options pursuant to this resolution."

In June, 2000 a resolution was voted upon and unanimously approved by the Board of Directors, as recommended by the Compensation Committee, with Messrs. Ellis, Flanagan and Maligie abstaining, to grant stock options and to obtain approval by the Shareholders in granting their stock options in order to satisfy legal and regulatory requirements, since they are considered Insiders of the Company. It is the intention of the Board of Directors to issue the stock options as indicated above and therefore the Board of Directors recommends to the shareholders that they vote "FOR" the issuance of stock options.

AUTHORIZED SHARE AMENDMENT TO THE POLYMER SOLUTIONS, INC. 1998 DIRECTOR, CONSULTANTS AND EMPLOYEE STOCK OPTION PLAN (THE "PLAN")

(ITEM 4 OF FORM OF PROXY)

The shareholders are being asked to vote on a proposal to amend the Plan to increase the total number of Common Shares available for future stock options to be granted under the Plan from 1,000,000 Common Shares to 1,650,000 Common Shares. With the steady and aggressive growth in the Company over the past year, it is the intention of the Company to reward its current employees by granting a greater number of stock options. The Company also anticipates an increase in the number of key employees in the near future to support the continued growth. Increasing the Common Shares available will allow employees to participate in the future of the Company and in turn, increase shareholder value. After deducting the 1,000,000 Common Shares that are reserved for issuance pursuant to the stock option plan, the Company would be authorized to grant further stock options under the amended Plan of up to 650,000 Common Shares, constituting an increase of 7% of the Company's issued and outstanding share capital as of June 23, 2000.

The Board of Directors adopted the amendment to the Plan on May 18, 2000, subject to the approval of the shareholders of the Company at the Meeting and the satisfaction of applicable securities laws of British Columbia and U.S. federal and state regulatory requirements.

The Plan was adopted on August 6, 1998 to assist the Company and the Company's subsidiaries in attracting and retaining the best available persons for positions of responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company. Due to the growth in number of employees since the Plan adoption and the ensuing grants of options to those employees and to attract additional key employees, the number of authorized shares available for reservation under the Plan must be increased.

                                  REQUIRED VOTE

Shareholder approval of the amendment of the 1998 Stock Option Plan to increase the number of authorized Common Shares of the Company, is being solicited in order to satisfy certain requirements provided in applicable securities laws in British Columbia and the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and applicable securities laws. The approval of the amendment to the Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of an amendment to the Plan is as follows:

"RESOLVED THAT:

4. the amendment to increase the authorized number of Common Shares reserved for issuance from 1,000,000 Common Shares to 1,650,000 Common Shares under the Company's 1998 Stock Option Plan as set out in the Company' proxy statement is hereby ratified, adopted and approved;

5. all such acts, deeds and things taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

6. no further resolution or approval by the shareholders shall be required for the implementation of the amendment to the Plan pursuant to this resolution."

Due to the important role the Plan plays in the Company's efforts to retain and recruit the services of individuals with outstanding ability for itself and its subsidiaries, the Board of Directors recommends to the shareholders that they vote "FOR" the proposal to amend the Plan to increase the reservation of Common Shares authorized for option grants from 1,000,000 Common Shares to 1,650,000 Common Shares.

ESCROW SHARES
(ITEM 5 OF THE FORM OF PROXY)

Pursuant to an Extraordinary Meeting of Shareholders held on November 12, 1996, the Shareholders approved a plan of arrangement, which exchanged 3 shares of AMT Environmental Products Inc. ("AMT") for one share of Polymer Solutions, Inc. ("PSI"). Subsequently, through the Reorganization of the Company, 593,331 Escrow shares held in trust by the Transfer Agent were exchanged for 197,774 Escrow shares (the "Escrow Shares"0. Theses shares were to be released subject to earn-out provisions for each Cdn$14.22 in cash flow, together with release criteria and procedures subject to the securities laws of British Columbia. At the time of reorganization an omission occurred in that a resolution providing for a replacement agreement for the original Escrow Agreement was not proposed to the Shareholders at that time and needs to be resolved.

Under the terms of the original Escrow Agreement, the Escrow Shares were issued to Mr. Ellis, Mr. Maligie, Mr. Potter and Ms. Dragonvan and were due to be cancelled on December 15, 1997. From the date of the reorganization until the date of this Proxy Statement, none of the Escrow Shares have been released or cancelled.

The Directors of the Company, with Messrs Ellis and Maligie abstaining, recommend to the shareholders, that the original Escrow Agreement be replaced, by extending the original agreement for ten years from the date of reorganization of the Company effective from November 12, 1996, the date the resolution should have been proposed to the shareholders. Such extension would be normal when corporate reorganizations take place. Upon shareholder approval, the Board of Directors intends to seek approval from the Securities Commission of British Columbia.

The shareholders are being asked to vote on a proposal of replace the original agreement and extend the date of expiration from the date of the reorganization and recognized this change under a new agreement. A form of the agreement will be presented at the Annual General Meeting.

                                  REQUIRED VOTE

It is the intention of the Board to request Shareholder approval to extend the ear-out provision from the date of the Plan of Arrangement, being November 12, 1996, and is being solicited in order to satisfy certain legal and regulatory requirements. The approval of the extension from the date of November 12, 996 requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Annual and Special Meeting.

"RESOLVED THAT:

7. a replacement agreement of the Escrow Agreement, as set out in the Company's Proxy Statement above, are hereby ratified, adopted and approved;

8. all such acts, deeds and things taken by management of the Company to effect the items described above and the signing of documentation required to effect the items are hereby ratified, adopted and approved; and

9. no further resolution or approval by the shareholders shall be required for the replacement Agreement pursuant to this resolution."

Due to the reorganization of the Company and the relatively short time taken to create a profitable organization with the efforts of the founders, the Board of Directors recommends to the shareholders that they vote "FOR" the proposal to extend the earn-out provision of the Escrow Shares as stated above.



 DESCRIPTION OF THE 1998 DIRECTOR, CONSULTANT AND EMPLOYEE STOCK OPTION PLAN
                                  (THE "PLAN")

The essential features of the Plan are outlined below. Copies of the Plan are available upon written request to the Secretary of the Company.

                  PURPOSE

The purpose of the Plan is to advance the interests of the Company and its shareholders and to promote the success of the Company's business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiaries with an additional incentive to contribute to the success of the Company.

                  ADMINISTRATION

The Plan is administered by the Board of Directors which has the final power to construe and interpret the Plan, and to determine all questions that may arise in the administration of the Plan, including particulars of the terms of the options. As permitted under the Plan, the Board of Directors has delegated the administration of the Plan to the Compensation Committee consisting of Messrs. Silbernagel, as Chairman, Sutherland and Jones, three of the four non-employee Directors of the Company.

                  DURATION, AMENDMENT AND TERMINATION

The Board of Directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on August 6, 2008. The Board of Directors may amend the Plan at any time or from time to time. In certain circumstances, amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

                  ELIGIBILITY

Options may be granted to qualifying Officers, Consultants and Employees of the Company or any, subsidiary or affiliate of the Company. Stock Options may also be granted to eligible Directors who are not Employees . A certain number of options shall be automatically granted to current and future Directors of the Company who are not also employees of the Company (ie. Outside Directors) in accordance with the Plan. A participant may be granted more than one award under the Plan.

                  TERMS OF OPTIONS

The principal terms of the options permitted by the Plan are as follows. Subject to the terms and conditions of the Plan, individual option grants (which will be evidenced by separate stock option agreements to be entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.

Option Term. Options granted may have a maximum term of 5 years.

In the event of certain reorganization or take-over transaction, the Company may adjust the number of options and the class of securities subject to the option, adjust the exercise price, substitute a new option, accelerate the termination of the option period or terminate the option in consideration of payment.

Option Exercise Price and Payment Terms. The exercise price for stock options granted under the Plan may not be less than the fair market value of the Common Shares on the date of grant. The exercise price of options granted under the Plan must be paid in cash, shares or a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the Plan. An Optionee must pay the withholding tax in cash or by certified check or by the company deducting a sufficient number of shares from the Option Shares.

Option Exercise and Transferability. The Option provides for a minimum six-month holding period before options may be exercised by any Plan participant who is subject to Section 16 of the Exchange Act. Options granted to participants who are not subject to section 16 of the Exchange Act are subject to a four-month hold period from the grant date of the options. Effect of Employment Termination. The Option provides for the expiration of outstanding options within certain defined periods of no more than 12 months after an optionee's employment with the Company or its subsidiaries is terminated. Adjustment Provisions. If there is any change in the shares subject to the Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

                  COMPLIANCE WITH STATUTORY PROVISIONS

Options granted under the Plan to persons subject to Section 16 of the Exchange Act are intended to comply with Rule 16B-3 of the Exchange Act and are not to contain such additional conditions or restrictions as may be required thereunder as of the time of grant to qualify for the exemptions from Section 16 of the aforementioned Act. The Plan is intended to comply with the laws of the Province of British Columbia and, for the benefit of persons who, from time to time, may become subject to the provisions of Section 16 of the Exchange Act, to comply with Rule 16b-3 of the Exchange Act.

                  CERTAIN CANADIAN FEDERAL INCOME TAX INFORMATION

The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to residents of Canada who are employees of the Company and who deal at arm's length with the Company and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances.

The following summary is based upon the current provisions of the ITA and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

                  CANADIAN TAX TREATMENT OF THE OPTIONEES

The issuance of a stock option to an employee of the Company will not result in any tax consequences to the optionee until the option is either exercised or disposed of, provided that no remuneration is foregone for the option. When the option is exercised, a taxable benefit will result, treated as employment income, equal to the amount by which the fair market value of the Company shares at the time of exercise exceeds the exercise price. A deferral of a portion of the taxable benefit may be possible to when the shares are actually disposed of. The maximum benefit that may be deferred is subject to an annual vesting limit of $100,000. The $100,000 limit is based on the fair market value of the underlying shares at the time the options were granted.

The amount in excess of the $100,000 limit is included as a taxable benefit in employment income when the options are exercised. The amount deferred is included as a taxable benefit in employment income at the time the shares are sold. A taxable benefit will also arise if a party not dealing at arm's length with the original optionee exercises the option or disposes of it to a non-arm's length party.

A deduction may be available to the optionee equal to one-third of the income inclusion related to the exercise of the option. Where the deduction is available to the optionee, the net taxable effect to the optionee will be an income inclusion equal to two-thirds of the excess of the fair market value of the Company's shares at the time they are acquired over the exercise price of the option. Generally, to qualify for the one-third deduction, the following conditions must be met:

1. the exercise price must be at least equal to the fair market value of the option shares at the time the option is granted, less any amount paid by the optionee to acquire the shares; and

2. at the time the option was granted, the optionee deals at arm's length with the Company.

When the shares are eventually sold, a capital gain or capital loss may also result. The capital gain or capital loss is calculated by the proceeds of disposition less the fair market value of the shares at the exercise date. The capital gain or capital loss inclusion rate is two-thirds for gains or losses realized after February 27, 2000.

                  CANADIAN TAX TREATMENT OF THE COMPANY

The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions for Canadian tax purposes in respect of the granting of the stock option.

                  CERTAIN U.S. FEDERAL INCOME TAX INFORMATION

The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

                  U.S. TAX TREATMENT OF THE OPTIONEE

Incentive stock options under the Plan are afforded favourable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. Under the current law, the tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. If the optionee disposes of the shares prior to the expiration of the above holding periods, the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

All other options granted under the Plan are non-statutory options and will not qualify for any special tax benefits to the optionee. Accordingly, an optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon exercise of the option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the shares over the exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

                  U.S. TAX TREATMENT OF THE COMPANY

The Company generally will not be entitled to a deduction upon the grant or exercise of an incentive stock option, or the sale of the optioned stock by an optionee. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options. However, if an optionee fails to satisfy the holding period, noted above, such that an optionee has made a disqualifying disposition, the Company will be entitled to a deduction in the year of the disqualifying disposition. The deduction will be equal to the amount recognized by an optionee as ordinary income and the same amount will be considered a capital contribution by the Company.

The Company generally will be entitled to a deduction upon the exercise of a non-statutory stock option by an optionee. The deduction ordinarily will be available in the year that an optionee exercises the option and the amount of the deduction will be equal to the amount recognized by an optionee as a result of exercising the non-statutory stock option.


PARTICULARS OF OTHER MATTERS TO BE ACTED UPON
(Item 6 of the Form of Proxy)

It is not known that any other matters will come before the meeting other than as set forth above and in the Notice of Annual and Special Meeting, but if such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual and Special Meeting and other matters which may properly come before the meeting or any adjournment thereof.

                            PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the Securities and Exchange Commission, shareholders of the Company may present proposals to the Company for inclusion in the Company's Proxy Statement prepared in connection with its next Annual and Special Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual and Special Meeting scheduled to be held in August of 2001 must be received by the Company no later than March 16, 2001, in order to be considered for inclusion.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report for the Fiscal Year ended March 31, 2000 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. The Company will provide without charge to each person being solicited by this Proxy Statement, a copy of the Company's Annual Report on Form 10-K (without exhibits) for the fiscal year ended March 31, 2000 upon written request to the Secretary, c/o the Company's address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

                                 BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/ Gordon L. Ellis
                                             -------------------
                                             Gordon L. Ellis, Chairman

                             POLYMER SOLUTIONS, INC.
                                1569 DEMPSEY ROAD
                        NORTH VANCOUVER, BRITISH COLUMBIA
                       CANADA V7K 1S8 TEL: (604) 683-3473
                              www.polysolutions.com


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 2, 2000


NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the "Meeting") of the shareholders of Polymer Solutions, Inc. (the "Company"), a Nevada corporation, will be held at 2nd floor, 888 Dunsmuir Street, Vancouver, British Columbia, Canada on Tuesday, August 2, 2000 at 10:00 a.m. (Pacific time) for the following purposes:

1. To appoint PricewaterhouseCoopers LLP, Certified Public Accountants as the Company's independent public auditor for the fiscal year ending March 31, 2001.

2. To elect the following persons as Directors of the Company for a term of 1 year:

             Gordon L. Ellis                     E. Laughlin Flanagan
             Stephen H. Silbernagel              Darryl F. Jones
             William A. Maligie                  Gerald A. Habib
             John J. Sutherland

3. To approve the granting of stock options to Directors of the Company to satisfy certain requirements provided under the securities laws of British Columbia and in accordance with the Policies of the Canadian Venture exchange.

4. To amend the 1998 Director, Consultant and Employee Stock Option Plan to increase the total number of Common Shares available for future stock option grants under the Plan from 1,000,000 Common Shares to 1,650,000 Common Shares.

5. To approve a replacement agreement of the original Escrow Agreement, by extending the original agreement for ten years from the date of reorganization of the Company effective from November 12, 1996.

6. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on June 23, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, 830-625 Howe Street, Vancouver, British Columbia, V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A Form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your Form of Proxy will be returned to you if you are present at the Meeting and should request its return.

DATED at Vancouver, British Columbia,    BY ORDER OF THE BOARD OF DIRECTORS this
26th day of June, 2000.

                                         /s/ Gordon L. Ellis
                                         -------------------
                                         Gordon L. Ellis, Chairman

                      SUPPLEMENTAL MAILING LIST RETURN CARD
                              (National Policy 41)

NOTICE TO SHAREHOLDERS OF POLYMER SOLUTIONS, INC.

On October 28, 1987, the Canadian Securities Administrators gave approval to National Policy Statement No. 41 - Shareholder Communication (the "Policy") which essentially established a framework for communication between issuers and their registered and non-registered shareholders.

Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies send 1st, 2nd and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.

===============================================================================

POLYMER SOLUTIONS, INC.

The undersigned certifies that he is the owner of securities (other than debt instruments) of the Company, and requests that he be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.

------------------------------------------
Name (Please print)

------------------------------------------
Address

------------------------------------------
City/Province (or State)/Postal Code

------------------------------------------     ---------------------------------
Signature                                                   Dated




PLEASE COMPLETE AND RETURN THIS CARD TO:

                                     Polymer Solutions, Inc.
                                     1569 Dempsey Road
                                     North Vancouver, British Columbia V7K 1S8
                                     Tel:  (604) 683-3473
                                     Fax:  (604) 904-4105